Statements contained in this Contract Status of Offshore Rig Fleet report regarding the Company's estimated rig availability or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability and future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) early contract terminations, (v) actual timing of contract term completion, (vi) finalization, modifications or termination of commitments made by letters of intent, (vii) new contracts or contract extensions, and (viii) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of December 15, 2003. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of December 15, 2003

		Water				Estimated
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Availability	Comments

Gulf of Mexico Jackups
ENSCO 55	F&G 780 Mod II	300	Bois D'Arc	High 20's	Gulf of Mexico	Jan. 04
ENSCO 60	Levingston 111-C	300	Energy Partners	Mid 30's	Gulf of Mexico	Jan. 04
ENSCO 64	MLT 53 MOD	350	Dominion	Low 40's	Gulf of Mexico	Mar. 04	Rate increases late Dec. 03
							to mid 40's
ENSCO 67	MLT 84 Class	400	ChevronTexaco	Low 30's	Gulf of Mexico	Dec. 03
ENSCO 68	MLT 84 Class	350	Shipyard		Gulf of Mexico	Jul. 04
ENSCO 69	MLT 84 Class	400	Stone Energy	High 30's	Gulf of Mexico	Feb. 04
ENSCO 74	MLT Enhn. 116-C	400	ADTI/BP	Mid 50's	Gulf of Mexico	Jan. 04
ENSCO 75	MLT Super 116-C	400	Shell	Low 50's	Gulf of Mexico	Jan. 04
ENSCO 81	MLT 116-C	350	BP	Low 50's	Gulf of Mexico	Jan. 04	Well to well
ENSCO 82	MLT 116-C	350	ChevronTexaco	Low 50's	Gulf of Mexico	Feb. 04
ENSCO 83	MLT 82 SD-C	250	Energy Partners	Low 30's	Gulf of Mexico	Jan. 04
ENSCO 84	MLT 82 SD-C	250	LLOG	Low 30's	Gulf of Mexico	Jan. 04
ENSCO 86	MLT 82 SD-C	250	Unocal	Mid 30's	Gulf of Mexico	Jan. 04
ENSCO 87	MLT 116-C	350	Hunt Petroleum	Low 40's	Gulf of Mexico	Jan. 04
ENSCO 88	MLT 82 SD-C	250	Hunt Petroleum	Low 30's	Gulf of Mexico	Dec. 03
ENSCO 89	MLT 82 SD-C	250	Denbury Res.	Low 30's	Gulf of Mexico	Jan. 04
ENSCO 90	MLT 82 SD-C	250	Devon	Low 30's	Gulf of Mexico	Dec. 03	Next to Houston Expl. to Feb. 04,
							low 30's, plus options
ENSCO 93	MLT 82 SD-C	250	ADTI/Westport	Low 30's	Gulf of Mexico	Dec. 03
ENSCO 95	Hitachi C-250	250	Hunt Petroleum	Low 30's	Gulf of Mexico	Mar. 04
ENSCO 98	MLT 82 SD-C	250	Newfield	Low 30's	Gulf of Mexico	Jan. 04
ENSCO 99	MLT 82 SD-C	250	Walter Oil & Gas	High 20's	Gulf of Mexico	Jan. 04
ENSCO 105	KFELS MOD V	400	Stone Energy	Mid 50's	Gulf of Mexico	Jan. 04	Rate increases mid Dec. 03 to high 50's
Semisubmersible
ENSCO 7500	Semisubmersible	8000	Burlington	Mid 180's	Gulf of Mexico	Mar. 04	Rig undergoing repair at zero rate
							for approximately 10 days in Dec. 03
Platform Rigs
ENSCO 23	2000 HP API		Available		Gulf of Mexico	Dec. 03
ENSCO 24	2000 HP API		Available		Gulf of Mexico	Dec. 03
ENSCO 25	3000 HP API		ChevronTexaco	High 20's	Gulf of Mexico	Apr. 04
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Dec. 03
ENSCO 29	3000 HP API		Available		Gulf of Mexico	Dec. 03
North Sea
ENSCO 70	Hitachi K1032N	250	DONG	High 40's	Denmark	Mar. 04	Market rate, plus options
ENSCO 71	Hitachi K1032N	225	DONG	Low 50's	Denmark	Apr. 04	Rate increases late Dec. 03 to mid
							50's, plus options
ENSCO 72	Hitachi K1025N	225	ConocoPhillips	Mid 40's	UK	Jan. 04	Market rate, plus options
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 40's	UK	Mar. 04	Market rate, plus options
ENSCO 85	MLT 116-C	225	BHP Billiton	Mid 40's	UK	Jan. 04	Market rate, plus options
ENSCO 92	MLT 116-C	225	Gaz de France	Low 60's	Netherlands	Feb. 04	Rate changes late Dec. 03 to mid 40's,
							plus options
ENSCO 101	KFELS MOD V	400	DONG	Low 70's	Denmark	Jun. 04	Plus options
Africa
ENSCO 100	MLT-150-88	325	Shell	Low 70's	Nigeria	Jan. 04	Assigned to AGIP, plus options
Asia Pacific
ENSCO 50	F&G 780 Mod II	300	Shipyard		Singapore	Jan. 04	Expect rig to commence work in India mid
							Feb. 04 to Dec. 04 at rate in mid 50's
ENSCO 51	F&G 780 Mod II	300	Brunei Shell	High 50's	Brunei	Jan. 05	Plus options
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Low 50's	Malaysia	Apr./May 04
ENSCO 53	F&G 780 Mod II	300	Shipyard		Singapore	Dec. 03
ENSCO 54	F&G 780 Mod II	300	Shipyard		Sharjah	Feb. 04	To Ras Gas Qatar mid Feb. 04 to Dec. 04,
							low 50's, plus options
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 60's	Australia	May 04	Rate increases Apr. 04 to high 60's
ENSCO 57	F&G 780 Mod II	300	Talisman/Truong	Low 50's	Vietnam	Dec. 03	Expect rig to commence work in Malaysia
			Son JOC				mid Mar. 04 to Oct. 04 at rate in mid 50's
ENSCO 94	Hitachi C-250	250	Shipyard		Qatar	Dec. 03	Next to Ras Gas to Sep. 05, low 50's,
							plus options
ENSCO 96	Hitachi C-250	250	Ras Gas	High 40's	Qatar	Dec. 03	To Shell Qatar Feb. 04 through Dec. 04,
							high 40's, plus options
ENSCO 97	MLT 82-SD-C	250	Qatar Petroleum	Low 50's	Qatar	Nov. 05	Plus options
ENSCO 102	KFELS MOD V	400	Sarawak Shell	High 70's	Malaysia	Feb. 04	Next to Origin Australia, high 80's;
							expect rig to work to Sep. 04
ENSCO 104	KFELS MOD V	400	ConocoPhillips	High 90's	Australia	Sep. 04	Options to Mar. 05

ENSCO I	Barge Rig		TOTAL	Low 40's	Indonesia	Apr. 04
South America/
Caribbean
ENSCO 76	MLT Super 116-C	350	BP	Mid 80's	Trinidad	Sep. 04
ENSCO II	Barge Rig		Shell	Low 40's	Lake Maracaibo	May 04	Assignment from ChevronTexaco
ENSCO III	Barge Rig		ChevronTexaco	Low 30's	Lake Maracaibo	Dec. 03
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Dec. 03
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo